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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Sterling Bancshares, Inc. (the "Company") on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen
C. Raffaele, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. (Section )1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated:  March 14, 2003                      /s/ Stephen C. Raffaele
                                            ------------------------------------
                                            Stephen C. Raffaele
                                            Executive Vice President and
                                            Chief Financial Officer
                                            Sterling Bancshares, Inc.